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                                                          Exhibit 10.23


                                FOURTH AMENDMENT
                                       TO
                     REAL ESTATE PURCHASE AND SALE AGREEMENT

     THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT ("Amendment") is made and entered into as December 1, 1997, by and between THE PORT OF SEATTLE, a Washington special purpose municipal corporation ("Seller"), and IMMUNEX CORPORATION, a Washington corporation (.Buyer.).

                                    RECITALS

          A. Seller and Buyer entered into a Real Estate Purchase and Sale Agreement dated as of July 18, 1994, which was amended by First Amendment to Real Estate Purchase and Sale Agreement dated April 7, 1995 and Second Amendment to Real Estate Purchase and Sale Agreement dated June 1, 1996 and Third Amendment to Real Estate Purchase and Sale Agreement dated January 31, 1997 (as amended, "Agreement".), pursuant to which Seller agreed to sell and Buyer agreed to buy approximately 29 acres of real property known as Terminal 88, as more particularly described on EXHIBIT A to the Agreement ("Property"). All capitalized terms not defined herein shall have the meanings given them in the Agreement.

          B. Seller and Buyer desire to amend the Agreement as set forth in this Amendment.

                                    AGREEMENT

          IN CONSIDERATION of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

          1. CLOSING DATE. Seller and Buyer acknowledge that, as of the date hereof, Buyer's Contingencies set forth in Sections 4.3(g)-(h) of the Agreement (among others) have not been satisfied. The "Closing Date" shall be extended to March 31, 1998, or such other date prior thereto as Seller and Buyer may agree to in writing, provided that all of Contingencies and Seller's Contingencies have then been either satisfied or waived in accordance with Sections 4.3-4.6 of the Agreement. Seller acknowledges that Buyer's Contingencies set forth in Sections 4.3(b), (c), (d), (e) and (f) have been satisfied and that the City of Seattle Director of the Department of Construction and Land Use will issue to Buyer the Master Use Permit for the Project on the Closing Date.

          2. EFFECT OF AMENDMENT. Except as forth in this Amendment, all of the terms of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.


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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the date first above written.

    SELLER:                         THE PORT OF SEATTLE, a limited purpose
                                    municipal corporation


                                    By  /s/  Maud Daudon
                                    Name  Maud Daudon
                                    Title  Chief Financial Officer



    BUYER:                          IMMUNEX CORPORATION, a
                                    Washington corporation


                                    By  /s/  D. G. Southern
                                    Name  D. G. Southern
                                    Title  Senior Vice President


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